UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2017

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Rick D. Damron to Retire as Chief Operating Officer

On November 21, 2017, Lowe’s Companies, Inc. (the “Company”) announced that Rick D. Damron will be retiring as the Company’s Chief Operating Officer effective February 3, 2018. Mr. Damron will remain employed with the Company in an advisory capacity to support the transition to his successor through February 23, 2018. There has been no change to Mr. Damron’s compensation or the other terms of his employment in connection with this transition.

Appointment of Richard D. Maltsbarger as Chief Operating Officer

On November 21, 2017, the Company also announced that Richard D. Maltsbarger has been appointed to serve as the Company’s Chief Operating Officer effective February 3, 2018. Mr. Maltsbarger will continue to report directly to Robert A. Niblock, the Company’s Chairman, President and Chief Executive Officer.

Maltsbarger, 42, was named Chief Development Officer of the Company in 2014 and President, International in 2015. In his current role, Mr. Maltsbarger is responsible for corporate strategy and business development, and international operations. Mr. Maltsbarger joined the Company in 2004 as Director of Customer Analytics and held various senior leadership roles including Business Development Executive from 2012 to 2014, Senior Vice President of Strategy from 2011 to 2012, and prior to that, Vice President of Strategic Planning and Vice President of Research.

Mr. Maltsbarger’s compensation will be reviewed by the Compensation Committee of the Company’s Board of Directors as part of the committee’s annual review of executive compensation. An amendment to this Current Report on Form 8-K will be filed at a later date to disclose any compensation determinations with respect to Mr. Maltsbarger.

There are no family relationships between any of the Company’s directors or officers and Mr. Maltsbarger that are required to be disclosed under Item 401(d) of Regulation S-K.

There are no other arrangements or understandings between Mr. Maltsbarger and any other person pursuant to which Mr. Maltsbarger was appointed as Chief Operating Officer. Mr. Maltsbarger has not entered into any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing these changes is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated November 21, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: November 21, 2017	By:	/s/ Ross W. McCanless
Ross W. McCanless Chief Legal Officer, Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 21, 2017